Registration Nos. 2-16931; 811-0972











             SECURITIES AND EXCHANGE COMMISSION


                    WASHINGTON D.C. 20549


                          FORM N-1A


   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933|X|


                 Pre-Effective Amendment No.             |_|



               Post-Effective Amendment No. 47           |X|



                             and


              REGISTRATION STATEMENT UNDER THE           |X|

               INVESTMENT COMPANY ACT OF 1940


                      Amendment No. 25                   |X|



              (Check appropriate box or boxes)

              ANCHOR CAPITAL ACCUMULATION TRUST
     (Exact Name of Registrant as Specified in Charter)


                      579 Pleasant St., Ste 4
                     Paxton, Massachusetts 01612
     (Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code:  (508) 831-1171



    It is proposed that this filing will become effective

                   (Check appropriate box)

|X|immediately upon filing pursuant to Paragraph (b) of Rule 485

|_| on ____________________ pursuant to Paragraph (b) |_| 60 days after filing pursuant to Paragraph (a)(1) |_| on _______ pursuant to Paragraph (a)(1) |_| 75 days after filing pursuant to paragraph (a)(2)

|_|on ________ pursuant to Paragraph (a)(2) of Rule 485 or 486


                    Peter K. Blume, Esq.
                  Thorpe, Reed & Armstrong
                   One Riverfront Center
                    Pittsburgh, PA 15222
           (Name and Address of Agent for Service)

===================================================================


  The Registrant has previously  filed a declaration of indefinite  registration of its shares pursuant to Rule 24f-2 under the
   Investment Company Act of 1940. The Registrant's Notice under
  Rule 24f-2 for the fiscal year ended December 31, 1997 will be filed on or before June 30, 1998.
===================================================================

               Page 1 of 65 pages.  Exhibit Index on page 48.

                 ANCHOR CAPITAL ACCUMULATION TRUST


           Cross Reference sheet Pursuant to Rule 495(a)


             Part A

           Form Item                    Cross Reference


Item 1.    Cover Page.                  Cover Page

Item 2.    Synopsis.                    Shareholder Transaction
                                        Expenses; Annual Trust
                                        Operating Expenses

Item 3.   Condensed Financial           Statement
          Information                   of  Selected Per Share
                                        Data.


Item 3A.  Financial Data Schedule.


Item 4.   General Description of         Cover Page; About the Trust;
          Registrant                     Investment Objective and
                                         Policies; Specialized
                                         Investment Techniques

Item 5.   Management of the Trust.

   (a)  .............................    Management -- Trustees

   (b)  .............................    Manager -- Investment
                                         Advisor

   (c)  .............................    Not Applicable

   (d)  .............................    Other Information --
                                         Custodian, Transfer Agent
                                         and Dividend Paying Agent

   (e)  .............................    Management -- Expenses

   (f)  .............................    Management -- Brokerage

Item 5A.  Management's Discussion of Fund Performance.

Item 6.   Capital Stock and Other Securities.

   (a)  .............................    About the Trust; Other
                                         Information --
                                         Capitalization

   (b)  .............................    Not Applicable

   (c)  .............................    Not Applicable

   (d)  .............................    Not Applicable

   (e)  .............................    How to Purchase Shares;
                                         Other Information
        .............................    -- Shareholder Inquiries

   (f)  .............................    About the Trust; Services
                                         for Shareholders --
                                         Distributions; Taxes

Item 7.   Purchase of Securities Being Offered.

   (a)  .............................    How to Purchase Shares

   (b)  .............................    Determination of Net
                                         Asset Value

   (c)  .............................    How to Purchase Shares

   (d)  .............................    How to Purchase Shares

   (e)  .............................    Distribution of Shares

Item 8.   Redemption or Repurchase.      Redemption and
                                         Repurchase of Shares

Item 9.   Pending Legal Proceedings.     Not Applicable

        .............................    Statement of Additional
        Part B.......................    Information Cross
                                         Reference

                      Form Item

Item 10.  Cover Page.................    Cover Page

Item 11.  Table of Contents.             Table of Contents

Item 12.  General Information and        Not Applicable
          History

Item 13.  Investment Objectives and
          Policies                       Additional Information
                                         Concerning Investment
                                         Policies and Risk
                                         Considerations;
                                         Investment Restrictions

Item 14.  Management of the Fund.        Management --
                                         Officers and Trustees

Item 15. Control Persons and Principal Holders of Securities.

   (a)  .............................    Not Applicable

   (b)  .............................    Not Applicable

   (c)  .............................    Management -- Officers
                                         and Trustees

Item 16. Investment Advisory and Other Services.

    (a), (b).........................    Management -- Investment
                                         Advisory Contract

    (c),(d),(e)......................    Not Applicable

   (f)  .............................    Distribution of Shares

   (g)  .............................    Not Applicable

   (h)  .............................    Other Information

   (i)  .............................    Not Applicable

Item 17. Brokerage Allocation.           Portfolio Security
                                         Transactions

Item 18. Capital Stock and Other
         Securities..................    About the Trust

Item 19. Purchase Redemption and Pricing of Securities Being Offered.

     (a),(b).........................    How to Purchase Shares;
                                         Determination of Net
                                         Asset Value

   (c)  .............................    Not Applicable

Item 20. Tax Status..................    Taxes

Item 21. Underwriters................    Distribution of Shares;
                                         How to Purchase Shares

Item 22. Calculation of Performance      Not Applicable
         Data

Item 23. Financial Statements.           Financial Statements

          Part C.....................    Other Information

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                ANCHOR CAPITAL ACCUMULATION TRUST


                            PROSPECTUS


                        Dated May 1, 1998


             Anchor Investment Management Corporation
                        Investment Adviser
                   579 Pleasant Street, Suite 4
                   Paxton, Massachusetts 01612

  Anchor Capital Accumulation Trust (the "Trust"), formerly known as Meeschaert Capital Accumulation Trust, is a diversified open-end management investment company. The investment objective of the Trust is to obtain long-term capital appreciation by investing in a diversified group of securities selected on the basis of their investment values.

  Investment policies are flexible and permit investments primarily in common and preferred stocks, both domestic and foreign. The Trust may write covered call options or purchase covered put options on portfolio securities and securities indices. The Trust may also purchase put and call options on foreign currencies and sell options on foreign currencies in closing sale transactions. In addition, the Trust may lend portfolio securities and invest in repurchase agreements.

  The Trust has adopted, but not implemented, a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, providing for compensation to the Trust's Distributor in respect of sales of Trust shares in the maximum amount of 5% of the sale price (currently limited to .75 of 1% of the average daily net assets for any fiscal year) and in addition may impose a related contingent deferred sales charge, commencing at 4% in the first calendar year and declining thereafter, in connection with redemptions of purchases made within four calendar years of purchase of the shares redeemed or repurchased. The Distribution Plan has not been made effective pending review and approval of the Plan by the Trust's shareholders. See "Distribution of Shares" herein and in the Statement of Additional Information.

  The address of the Trust and it's Investment Adviser is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 and the telephone number is (508) 831-1171.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
      UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------
  This Prospectus sets forth certain information about the Trust which investors ought to know before investing, and it should be retained for future reference. Additional facts about the Trust are contained in a Statement of Additional Information dated May 1, 1998, which has been filed with the Securities and Exchange Commission. The Statement and the Trust's Annual Report for 1997 are available without charge by calling or by writing the Trust at the above telephone number or address. The Statement of
Additional Information and Annual Report are incorporated by reference in this Prospectus.
------------------------------------------------------------------

                              5.

                 TABLE OF TRUST FEES AND EXPENSES
                 SHAREHOLDER TRANSACTION EXPENSES:
           Maximum Sales Load Imposed on Purchase ..     None
           Maximum  Deferred  Sales Load (as a
            percentage  of original  purchase
            price) (Note 1)
                   Year of Purchase.................     4.00%
                   Second Year......................     3.00%
                   Third Year.......................     2.00%
                   Fourth Year......................     1.00%
           Maximum Sales Load Imposed on Reinvested
            Dividends...............................     None
           Redemption Fees..........................     None
           Exchange Fees............................     None



                    ANNUAL TRUST OPERATING EXPENSES:
         (as a percentage of average net assets) (Note 2)

           Management Fees..........................     0.75%
           12b-1 Fees...............................     None
           Other Expenses...........................     0.40%
           Total Trust Operating Expenses...........     1.15%


  EXAMPLE

                                       1 Year 3 Years 5 Years 10 Years
  You   would   pay   the    following
expenses   on  a   $1,000   investment
assuming (1) 5% annual  return and (2)
redemption  at the  end of  each  time
period:                                 $52    $57    $63    $140
  You   would   pay   the    following
expenses   on  the  same   investment,
assuming no redemption:                 $12    $37    $63    $140

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
 PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS
                        THAN THOSE SHOWN.

  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear, directly or indirectly. This information should be read in conjunction with the Trust's Annual Report, which contains a more complete description of the various costs and expenses and is incorporated by reference in this Prospectus.

  Note 1. A contingent deferred sales charge may be imposed upon certain redemptions of shares purchased after inception of the Trust's Distribution Plan. See "Distribution of Shares" in the Prospectus. The Trustees do not currently impose the charge.

  Note 2. The Trustees have set an aggregate limit on the amount of 12b-1 payments equal to .75 of 1% of the Trust's average daily assets for any fiscal year. The Trustees do not currently impose the charge, and will not do so without shareholders' approval of the Plan.


                                   6.

                         TABLE OF CONTENTS


TABLE OF TRUST FEES AND EXPENSES:............................3

ANNUAL TRUST OPERATING EXPENSES..............................3

CONDENSED FINANCIAL INFORMATION & SELECTED PER SHARE DATA
AND RATIOS...................................................5

   Financial Highlights......................................5

ABOUT THE TRUST..............................................6

INVESTMENT OBJECTIVE AND POLICIES............................6

SPECIALIZED INVESTMENT TECHNIQUES............................6

   Foreign Securities........................................6

   Option Transactions Involving Portfolio Securities and
   Securities Indices........................................7

   Options on Foreign Currencies.............................7

   Financial Futures and Related Options.....................7

   Lending of Portfolio Securities...........................8

   Repurchase Agreements.....................................8

MANAGEMENT...................................................9

   Trustees..................................................9

   Investment Adviser........................................9

   Expenses..................................................9

   Brokerage................................................10

   Management Discussion of Fund Performance................10

HOW TO PURCHASE SHARES......................................11

DISTRIBUTION OF SHARES......................................11

HOW TO EXCHANGE SECURITIES FOR TRUST SHARES.................12

REDEMPTION AND REPURCHASE OF SHARES.........................13

DETERMINATION OF NET ASSET VALUE............................14

SERVICES FOR SHAREHOLDERS...................................14

   Open Accounts............................................14

   Invest-By-Mail...........................................14

DISTRIBUTIONS...............................................14

TAXES.......................................................15

OTHER INFORMATION...........................................15

   Custodian, Transfer Agent and Dividend-Paying Agent......15

   Capitalization...........................................15

   Shareholder Inquiries....................................16

APPLICATION FORM............................................17


                                  7.

---------------------------------------------------------------------------
  CONDENSED FINANCIAL INFORMATION AND SELECTED PER SHARE DATA AND RATIOS
---------------------------------------------------------------------------
    (for a share outstanding throughout each period ended December 31,)



The following information for the eight years ended December 31, 1997 has been examined by Livingston & Haynes, P.C., independent accountants, and should be read in conjunction with their report and the financial statements and notes appearing in the Trust's Annual Report which are incorporated by reference in this Prospectus. Each of the two years ended December 31, 1989 was examined by Arthur Andersen & Co., independent accountants.

                           Financial Highlights

                                   Year Ended December 31,

                   1997 1996  1995  1994  1993  1992  1991  1990  1989  1988
Net Asset Value,
Beginning of year 26.30 23.05 20.07 20.67 23.40 24.47 21.79 21.75 23.71 25.46
 Investment
  income........  0.59  1.33  (1.17) 3.49  0.05  0.29  0.79  1.63  2.70  1.28
Net investment
  income (loss).. 0.12  0.41  (0.53) 1.39  0.02  0.12  0.57  1.34  2.32  1.00
Net realized
  and unrealized
  gain (loss) on
  investments.... 3.30  3.06   4.32 (1.72) (0.47) 1.60 3.10  0.52  1.95 (0.43)
Total From
 Investment
 OPerations...... 3.42  3.47   3.79 (0.33) (0.45) 1.72 3.67  1.86  4.27  0.57

Distributions
 to shareholders:
From netinvestment
  income (loss)..(0.07)(0.13)(0.19) (0.23) (0.17)(0.31) --  (1.25) (2.17)(0.98)
From net realized
 gains on
 investments.....(0.79)(0.09)(0.62) (0.04)(2.11)(2.48)(0.99)(0.57)(4.06)(1.34)
Total
 Distributions.. (0.86)(0.22)(0.81) (0.27)(2.28)(2.79)(0.99)(1.82)(6.23)(2.32)
Net increase
 (decrease)in
 net asset value..2.56 3.25  2.98  (0.60) (2.73) (1.07)2.68 0.04 (1.96) (1.75)
Net Asset Value,
 End of Year....  28.86  26.30  23.05  20.07  20.6 23.40 24.47 21.7 21.75 23.71
Total Return.... 13.04% 15.05% 18.91%(1.58%)(2.97%)7.15% 16.85% 8.56 18.05%2.24%

Ratios/Supplemental
Data
Net Assets, End
of period(in
Thousands) 13,309 12,353 12,432 7,874 14,512 15,057 22,550 19,652 22,606 36,467
Ratio of expenses
 to average net
 assets.........  1.15% 1.10%1.11% 1.10% 1.10%1.08% 1.01% 1.07%0.84% 1.03%
Ratio of net
 investment income
 to avareage net
 assets......... 0.28% 0.49%0.92% 0.73% 0.65%0.73% 2.57% 4.98%5.05% 3.69%
Portfolio
 turnover....... 0.21  0.21 0.40  0.63  0.84 0.74  0.50  1.00 0.83  2.49
Average commission
 Rate Paid.......0.0400 0.065 0.0400 0.0606 0.056 0.0540 0.0319 0.04 --    --

 Per share data and ratios assuming no
        waiver of advisory fees:
Net investment
 income...........                                   $0.56 $1.26
Ratio of expenses
 to average net
 assets...........                                   1.03% 1.32%
Ratio of net
 investment income
 to average net
 assets...........                                   2.55% 4.73%

  * Includes balancing effect of calculating per share amounts.

  On December 20,1985, the Trust succeeded to all the assets and liabilities of Meeschaert Capital Accumulation Fund, Inc. (See "About the Trust" below), for which the above information was prepared.

  Note 1. All per share numbers give retroactive effect to stock dividends.

  Note 2. Investment income, operating expenses and net income (loss) per share are computed based on the weighted average shares outstanding throughout fiscal periods.

                                       8.

                              ABOUT THE TRUST
  On December 20, l985 Anchor Capital Accumulation Trust, formerly known as Meeschaert Capital Accumulation Trust, acquired all of the assets, liabilities and operations of Meeschaert Capital Accumulation Fund, Inc., a Massachusetts corporation (the "Predecessor Fund"), pursuant to a reorganization ( the
"Reorganization") approved by the shareholders of the Predecessor Fund at a meeting held on October 26, l984. As a result of the Reorganization each shareholder of the Predecessor Fund received an equal number of shares of the Trust, having an equal net asset value, as were held by the shareholder immediately prior to the Reorganization. The investment objective, policies and restrictions of the Trust following the Reorganization are the same as those of the Predecessor Fund. The Predecessor Fund was organized as a Massachusetts corporation on August 12, 1960 and it actively operated as a diversified, open-end management investment company from May 2, l961 until December 20, l985, the effective date of the Reorganization. Anchor Investment Management Corporation (formerly Meeschaert Investment Management Corp.), the Investment Adviser of the Trust, served as the Predecessor Fund's investment adviser from June 6, l973 until the effective date of the Reorganization.

  The Trust is not required to hold annual shareholders' meetings. However, special meetings of shareholders may be called for purposes such as electing or removing Trustees, changing fundamental investment policies, or approving an investment advisory agreement.


                     INVESTMENT OBJECTIVE AND POLICIES
  The investment objective of the Trust is to obtain long-term appreciation of capital by investing primarily in a diversified group of common and preferred stocks selected on the basis of their investment values. In determining such investment values the investment adviser will place primary emphasis on the following financial characteristics; above-average growth in earnings per share; strong balance sheet with an emphasis on a low debt to equity ratio and adequate working capital; a high return on invested capital with an accompanying high capital reinvestment rate; and strong product and market conditions relative to competition within a company's industry group. The foregoing investment objective is a fundamental policy, and may not be changed without the vote of the holders of a majority of the Trust's outstanding voting securities as defined in the Investment Company Act of l940, which in this Prospectus means the lesser of either (l) a majority of the outstanding shares of the Trust or
(2) 67% or more of the shares represented at a meeting if the holders of more than 50% of such shares are present or represented by proxy at the meeting.

  The investment restrictions to which the Trust is subject are fully described in the Statement of Additional Information. Like the Trust's investment objective, the investment restrictions are fundamental policies and may not be changed without shareholder approval.


                     SPECIALIZED INVESTMENT TECHNIQUES
  To achieve its investment objective, the Trust may use certain specialized investment techniques, including transactions in options on securities, securities indices and currencies, and transactions in financial futures contracts and related options, loans of portfolio securities, transactions in repurchase agreements, and investment in foreign securities. These techniques may involve certain risks, which are summarized below and are discussed further in the Statement of Additional Information. The practices described below are fundamental policies.

     There can be no assurance that the Trust will attain its investment objective.


  Foreign Securities
  The Trust may make foreign investments with respect to 100% of the Trust's total net assets. Investors should recognize that the Trust's investments in foreign securities involve special risks for the following reasons: (1) there may be less public information available about foreign companies than is available about United States companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to United States companies; (3) foreign stock markets have less volume than the United States markets, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable United States companies; (4) there may be less governmental

                                   9.

regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the United States; (5) the Trust may incur fees on currency exchanges when it changes investments from one country to another; (6) the Trust's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability, diplomatic developments or currency blockage;
(7) fluctuations in foreign exchange rates will affect the value of the Trust's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; (8) payments may be withheld at the source; and (9) it may be more difficult to obtain legal judgments abroad.


  Option Transactions Involving Portfolio Securities and Securities Indices The Trust may write call option contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices at such times as the Investment Adviser determines to be appropriate. Call options are written and put options are purchased solely as covered options -- options with respect to securities which the Trust owns -- and such options (which will generally correspond to the securities represented by the index in the case of index options) on domestic securities are generally listed on a national securities exchange. The Trust will write or purchase such options only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e. not for profit). In no event will the Trust purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Trust's assets at the time of purchase. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, Pacific and Philadelphia Stock Exchanges (the "Exchanges"). Options on foreign securities and on some domestic securities may not be listed on any domestic or foreign exchange. The Trust receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in the price of the security, or representative securities in the case of an index option, above the exercise price of the option. There can be no assurance that the Trust will always be able to close out option positions at acceptable prices. The Trust pays a premium upon the purchase of an option, which may be lost if the option proves to be of no ultimate value. The Investment Adviser believes that the Trust's assets may be increased by realizing premiums from the writing of call options and the purchasing of put options on securities held by the Trust. There can be no assurance that the Trust will always be able to close out option positions at acceptable prices.


  Options on Foreign Currencies
  The Trust may purchase put and call options on foreign currencies and sell options on foreign currencies in closing sale transactions with respect to 50% or less of the Trust's net assets. The Trust may purchase options on foreign currencies only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit).

  The Trust's success in using hedging techniques depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the securities markets and on the Investment Adviser's ability to select the proper type, time and duration of hedges. Although the Investment Adviser has prior experience in utilizing options on foreign currencies for hedging purposes, there can be no assurance that this technique will produce its intended results. It should be recognized that the price movements of options on foreign currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and may therefore cause the option transactions to result in losses to the Trust.


  Financial Futures and Related Options
  The Trust may purchase and sell financial futures contracts and put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is the initiation of a position in the futures market which is intended as a temporary substitute for the purchase or sale of the underlying currency or securities in the cash market.

                              10.

  Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and currency futures contracts. A financial futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the subject assets called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

  The Trust will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Trust will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to the Trust's existing futures and related option positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets. In instances involving the purchase of financial futures contracts or related options, cash or liquid assets equal to the market value of the contracts (less any amounts previously committed with respect to such contracts) will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Trust may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.

  Engaging in transactions in financial futures contracts involves certain risks, such as the possibility that the Trust's Investment Adviser could be incorrect in its expectations as to the direction or extent of various currency exchange or interest rate movements. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a futures contract is that the Trust will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Trust while the purchase or sale of the financial futures contract would not have resulted in a loss.

  Lending of Portfolio Securities
  The Trust may seek to increase its income by lending portfolio securities. Any such loan will be continuously secured by collateral at least equal to the market value of the security loaned. The Trust would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, the Trust would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or the interest on investment of the collateral, if any. The total value of the securities loaned at any time would not be permitted to exceed 30% of the Trust's total assets. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to U.S. domestic organizations deemed by the Trust's management to be of good standing and when, in the judgment of the Trust's management, the consideration to be earned justifies the attendant risk.


  Repurchase Agreements
  The Trust may engage in transactions in repurchase agreements, which are agreements under which the Trust acquires a money market instrument (a security issued by the U. S. Government or any agency thereof, a bankers' acceptance or a certificate of deposit) from a commercial bank, subject to resale to the seller at an agreed upon price and date (normally the next business day).

  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument. The Trust will effect repurchase agreements only with large well-capitalized banks whose deposits are insured by the Federal Deposit Insurance Corporation and have capital and undivided surplus of at least $200,000,000. The instrument acquired by the Trust in these transactions (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Trust's custodian bank until repurchased. The Trustees of the Trust will monitor the Trust's repurchase

                              11.

agreement transactions on a continuous basis and will require that the applicable collateral will be retained by the Trust's custodian bank. No more than an aggregate of 10% of the Trust's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable. There is no limitation on the Trust's assets with respect to investments in repurchase agreements having maturities of less than seven days. Such investments would be made for the purpose of maintaining temporary liquidity in the Trust.

  The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Trust may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Trust and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying instrument. While the Trust's Trustees acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


                                MANAGEMENT

  Trustees
  Under the terms of the Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.


  Investment Adviser
  The Investment Adviser, Anchor Investment Management Corporation (formerly known as Meeschaert Investment Management Corporation), manages the Trust's investments and affairs, subject to the supervision of the Trustees. The principal offices of both the Trust and the Investment Adviser are located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

  The individual who is primarily responsible for the day-to-day management of the Trust's portfolio is Paul Jaspard, who is a Vice President of the Investment Advisor. Mr. Jaspard is President of Linden Investment Advisors, S.A., an investment advisory firm headquartered in Belgium. He has managed other portfolios for the Meeschaert Organization (as hereafter defined) for more than nineteen years. He has been in the investment counseling business for more than twenty years, rendering investment advice to a wide variety of individual and institutional clients.

  For its services under its Investment Advisory Contract with the Trust, which was approved by a majority vote of the Trust's shareholders at a meeting held on November 14, 1990, and is substantially identical to the prior agreement between the Investment Adviser and Meeschaert Capital Accumulation Trust, the Investment Adviser receives a fee, payable monthly, calculated at 3/4 of 1% per annum of the average daily net assets of the Trust. This fee is higher than that of most other investment companies, many of which, however, have a larger asset base than the Trust's. For the fiscal year ended December 31, 1997, the Investment Adviser received investment advisory fees of $96,272 for its services to the Trust, which represented 0.75% of the Trust's average net assets.

  The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter (the "Distributor"), are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms, which is referred to as the "Meeschaert organization". The Meeschaert organization was established in Roubaix, France in l935 by Emile C. Meeschaert, and presently manages, with full discretion, an aggregate amount of approximately $l.5 billion for about 8,000 individual and institutional customers with $250 million in French mutual funds managed by the organization.


  Expenses
  The Trust is responsible for all of its expenses not assumed by the Investment Adviser under the Investment Advisory Contract, including without limitation, the fees and expenses of the custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share

                              12.

certificates; membership dues in investment company organizations; distribution and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders; proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its Officers and Trustees with respect thereto. For the fiscal year ended December 31, 1997, expenses borne by the Trust amounted to $148,051, which represented 1.15% of the Trust's average net assets.


  Brokerage
  Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by the Investment Adviser. The Trust, through the Investment Adviser, seeks to execute its portfolio security transactions on the most favorable terms and in the most effective manner possible. To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through the Distributor, which is an affiliate of the Investment Adviser. In the event that this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor. In selecting among broker-dealer firms to execute its portfolio transactions, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust.


  Management Discussion of Fund Performance
      From a low of 82% invested in stocks in March of 1997, the Trust went to a 91% equity investment level at the end of the year. A portion of the Trust's investment was sold in Biochem Pharma, Incorporated, the Canadian biotechnology company which discovered a prominent drug against AIDS. During the third quarter, the fund took advantage of the consolidation in the technology sector by buying into two leading companies, Cisco Systems and Parametric Technology, which we consider to be good long term investments. The Trust's investment strategy continued to focus on so called mid-capitalization growth stocks. These mid-cap stocks underperformed the overall U.S. equity indices in 1997, causing the Trust's performance to trail the performance of the general equity markets.

                                   13.

  Comparison  of the  Change  in Value of a  $10,000  Investment  in the  Anchor
      Capital Accumulation Trust and the Standard & Poor's 500 Index



  [GRAPHIC OMITTED]




                          HOW TO PURCHASE SHARES
  Shares of the Trust may be purchased from Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, the Trust's principal underwriter (the "Distributor"). Prior to the Reorganization, the Distributor served as principal underwriter to the Predecessor Fund. For new shareholders initiating accounts, the minimum investment is $500 except for exchanges of securities for Trust shares, where the minimum is $5,000 (see "How to Exchange Securities for Trust Shares" within). There is no minimum for shareholders making additional investments to existing accounts.

  An application for use in making an initial investment in the Trust appears in the back of this Prospectus. The applicable price will be the net asset value next determined after the order is received by the Distributor. (See "Determination of Net Asset Value").


                          DISTRIBUTION OF SHARES
  In addition to advisory fees and other expenses, the Trust may pay for certain expenses pursuant to a distribution plan (the "Plan") designed to meet the requirements of Rule 12b-l ("Rule 12b-1") under the Investment Company Act of 1940. The Plan is of the type sometimes called a compensation plan. The Plan provides that the Trust will pay the Distributor a commission equal to up to 5% of the price paid to the Trust for each sale, all or any part of which may be reallowed by the Distributor to others (dealers) making such sales. To the extent that the distribution fee is not paid to such dealers, the Distributor may use such fee for its expenses of distribution of Trust shares. If such fee
exceeds  its  expenses,   the  Distributor  may  realize  a  profit  from  these
arrangements. An aggregate limit on the amount of all payments pursuant to the Plan equal to .75 of 1% of the Trust's average daily net assets for any fiscal year is currently in effect. If, so long as the Plan is in effect, the Distributor's reallowances to dealers and other expenses exceed the (currently
 .75 of 1%) limit for any particular year, it could collect in any future year such amounts (which do not include interest or other carrying charges) up to any amount by which amounts paid to it under the Plan in that year are less than the

                              14.

earlier year's limit. In such a case it might receive amounts in excess of its then current expenses. The Distributor's expenses are likely to be higher in the early years of the Trust. The Plan has not been made effective pending review and approval of the Plan by the Trust's shareholders. Accordingly, for the fiscal year ended December 31, 1997, the Trust paid no fees under the Plan to the Distributor.

  In conjunction with the Plan, but not as part of it, a contingent deferred sales charge may be imposed upon certain redemptions of shares purchased after inception of the Plan. The charge in respect of such redemptions made during the first four calendar years following purchase of the shares is as follows: 4% in the year of purchase, 3% in the second year; 2% in the third year; and 1% in the fourth year. These charges are not received by the Distributor and will not reduce amounts paid to the Distributor under the Plan.

  In 1992, the Securities and Exchange Commission approved amendments to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), of which Meeschaert & Co., Inc. is a member. These amendments became effective on July 1, 1993 and limit and otherwise affect mutual fund sales charges, including asset-based sales charges and contingent deferred sales charges under Rule 12b-1. In the event that amendments to Rule 12b-1 under the Investment Company Act of 1940 or the NASD's Rules of Fair Practice are inconsistent with the Plan, the Trust's Board of Trustees would consider various actions, including proposing amendments to or causing the Plan to be terminated.

  Meeschaert  & Co.,  Inc.  serves  as the  Trust's  principal  underwriter
under  a   Distributor's   Contract   dated  October  5,  1990,   which  is
substantially identical to the prior agreement.


                HOW TO  EXCHANGE  SECURITIES  FOR TRUST  SHARES
  The Trust will accept common or preferred stock of companies acceptable to the Investment Adviser in exchange for shares of the Trust at net asset value. The minimum value of securities accepted for deposit is $5,000. The Trust will value accepted securities in the manner provided for valuing its portfolio securities (see "Determination of Net Asset Value").

  Securities determined to be acceptable for the Trust, in proper form for transfer to the Trust, should be forwarded, together with a completed and signed letter of transmittal in approved form (available from the Distributor) to the Trust's Custodian as follows:

      Investors Bank & Trust Company
      Attn: Anchor Capital Accumulation Trust
      200 Clarendon Street, 16th Floor, Mail Code ADM 27
      Boston, Massachusetts 02116

  An investor must forward all securities pursuant to a single Letter of Transmittal or, in certain instances indicated in the Instructions to the Letter of Transmittal, multiple Letters of Transmittal attached and transmitted as a single exchange. The Trust will only accept securities which are delivered in proper form.

  An investor will be required to represent, among other things, that the securities forwarded are not subject to any restrictions upon their sale by the Trust by reason of any agreement or representation the investor has made in respect thereof, or of his being in control of, controlled by or under common control with the issuer thereof within the meaning of Section 2(11) of the Securities Act of 1933 or for any other reason. The Trust will not accept securities for exchange if, in the opinion of its counsel, acceptance would violate any federal or other law to which the Trust is subject. The Trust reserves the right to reject securities for any reason.

  If securities presented for exchange are found to be in good order only in part, the Trust may issue the appropriate number of shares in accordance with the procedure described below for such part and return the balance to the investor or, at its option, may waive any or all irregularities to the extent permissible under applicable law and issue shares for all or a portion of such defective presentation. A confirmation for shares of the Trust will be issued to an investor after accepted securities presented by him have cleared for transfer to the Trust. No certificates will be issued unless requested by the investor.


                                   15.

  By tendering securities, an investor agrees to accept the determination of their market value determined concurrently with the determination of the Trust's net asset value per share. The number of shares of the Trust to be issued to an investor in exchange for securities shall be the value of such accepted securities determined in the manner described above, divided by the net asset value per Trust share next determined after the Trust's acceptance of such securities.

  A gain or loss for federal tax purposes may be realized by an investor in connection with the exchange of securities for shares of the Trust, depending upon his tax cost basis for the securities tendered for exchange. Each investor should consult his advisor with respect to the particular federal income tax consequence, as well as any state and local tax consequences, of exchanging his securities for Trust shares.


                    REDEMPTION AND REPURCHASE OF SHARES
  Any  shareholder  may  require  the  Trust  to  redeem  his  shares.   In
addition, the Trust maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his services. Redemptions and repurchases will be made in the following manner:

  1. Certificates for shares may be mailed or presented, duly endorsed, with a written request that the Trust redeem the shares, to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If no certificate has been issued and shares are held in an Open Account a written request that the Trust redeem such shares with signatures guaranteed in the manner described below, may be mailed or presented as described above. The redemption price will be the net asset value next determined after the request and/or certificates are received.

  2. A request for repurchase may be communicated to the Trust by a shareholder through a broker. The repurchase price will be the net asset value next determined after the request is received by the Trust, provided that, if the broker receives the request before noon and transmits it to the Trust before 1:00 P.M. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time that day. If the broker receives the request after noon, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

  Payment for shares redeemed or repurchased will be made within seven days after receipt of the shares, and/or required documents, duly endorsed. The signature(s) on an issued certificate must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific, Boston or Chicago Stock Exchange. A signature guarantee by a savings bank or savings and loan association or notarization by a notary public is not acceptable.

  In order to ensure proper authorization the transfer agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states from selling or exchanging estates before redeeming shares.

  The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; for any period when an emergency as defined by rules of the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption through a broker may withdraw his request or certificate or he will receive payment of the net asset value determined next after the suspension has been terminated.

  A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

                                   16.

                     DETERMINATION OF NET ASSET VALUE
  The net asset value is determined by the Trust as of 12:00 noon Eastern Time on each business day in which the New York Stock Exchange is open for trading or on any day that the Trust is open but the New York Stock Exchange is not open for business if there occurs an event which might materially affect the net asset value of the Trust's redeemable shares.

  The manner of  determination  of the net asset  value is  briefly as  follows:
Securities traded on a U.S. national or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other U.S. and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price believed to most nearly represent current market value. Other securities (including limited traded securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.


                         SERVICES FOR SHAREHOLDERS
  Open Accounts
  As a convenience to the shareholder, all shares of the Trust registered in his name are automatically credited to an Open Account maintained for him on the books of the Trust. All shares acquired by the shareholder will be credited to his Open Account and share certificates will not be issued unless requested. Certificates representing fractional shares will not be issued in any case. Certificates previously acquired may be surrendered to the Trust's transfer agent; the certificates will be canceled and the shares represented thereby will continue to be credited to the Open Account of the shareholder.

  Each time shares are credited to or withdrawn from his Open Account, the shareholder will receive a statement showing the details of the transaction and the then current balance of shares owned by him. Shortly after the end of each calendar year he will also receive a complete annual statement of his Open Account as well as information as to the Federal tax status of dividends and capital gain distributions, if any, paid by the Trust during the year.

  Shares credited to an Open Account are transferable upon proper written instructions to the Trust's transfer agent and may be redeemed or sold in the manner shown under "Redemption and Repurchase of Shares".


  Invest-By-Mail
  An Open Account provides a single and convenient way of setting up a flexible investment program for the accumulation of shares of the Trust. At any time the shareholder may send a check (payable to the order of the Trust) to Anchor Investment Management Corp. Shareholders Services, Attn: Anchor Capital Accumulation Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 (giving the full name or names of his account). The check will be used to purchase additional shares for his Open Account at the net asset value next determined after the check is received. Any check not payable to the order of the Trust will be returned.

  The cost of administering Open Accounts for the benefit of shareholders who participate in them will be borne by the Trust as an expense of all its shareholders.


                               DISTRIBUTIONS
  The Trust is authorized to issue two classes of shares. (See "Capitalization" below.) The Trust does not presently intend to issue any more Class A Common Shares.

  With respect to the Common Shares, the Trust currently intends to distribute any such dividends in additional Common Shares or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder of Common Shares may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or (3) to receive both dividends and capital gain distributions in cash. A shareholder of Common

                                   17.

Shares may change his distribution option at any time by notifying the Trust's transfer agent in writing. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the Trust's transfer agent at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically upon determination by the Trust's transfer agent that the address of record is not current.

  Dividends and capital gain distributions received in shares will be received by the Trust's transfer agent, as agent for the shareholder, and credited to his Open Account in full and fractional shares computed at the record date closing net asset value.


                                   TAXES
  The Trust intends to qualify under subchapter M of the Internal Revenue Code as a Regulated Investment Company and to distribute substantially all investment income and capital gains, if any, for each year so that to the extent of such distributions the Trust will not be subject to federal income taxes.

  Shareholders will be subject to federal income taxes on distributions made by the Trust whether they are received in cash or additional Trust shares. Distributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Trust. Dividends paid by the Trust will generally not qualify for the 70% dividends-received deduction for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distributions of long-term capital gains.

  The Trust's foreign investments may be subject to foreign withholding taxes for federal income tax purposes. However, any such taxes will reduce the income available for distribution to shareholders.

  The Trust is required to withhold 20% of the dividends paid with respect to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividend or interest income, or who fails to certify to the Trust that he is not subject to such withholding. An individual's tax identification number is his social security number.


                             OTHER INFORMATION

  Custodian, Transfer Agent and Dividend-Paying Agent
  All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by Investors Bank & Trust Company, Financial Product Services, 200 Clarendon St., 16th Floor, Mail Code ADM 27, Boston, Massachusetts 02116 provided that in cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that such securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, serves as transfer agent and dividend-paying agent for the Trust.


  Capitalization
  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value. The Trust is authorized to issue two separate classes of shares, one such class designated as "Common Shares" and the other such class designated as "Class A Common Shares." Both such classes of shares have the same privileges, limitations and rights, except that dividends upon the Class A Common Shares shall be paid only in additional Class A Common Shares and such Class A Common may, at the election of the shareholder, be exchanged at any time for an equal number of Common Shares. On December 23, 1987, all outstanding Class A Common Shares were exchanged for Common Shares. The Trust does not presently intend to issue any additional Class A Common Shares. Issued shares are fully paid and non assessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

                                   18.

  Shareholder Inquiries
  For further information about the Trust, investors should call (508) 831-1171. Written inquiries should be addressed to Anchor Capital Accumulation Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.


                                   19.

                      ANCHOR CAPITAL ACCUMULATION TRUST
                                (the "Trust")
                           MEESCHAERT & CO., INC.
                               ("Distributor")
                     APPLICATION AND REGISTRATION FORM1

                             Send Application to
        Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton,
                            Massachusetts 01612

                                               Date:   ___________________
I.  ACCOUNT REGISTRATION:

[GRAPHIC OMITTED]    New:  Social Security or Tax Number__________________
     (if two names below, circle which one has this number.)

[GRAPHIC OMITTED]    Existing:  Account Number
----------------------------------------------------------
   (from your latest statement - vital for identification.)

Name(s) ____________________________________________________________________
   Type or print  exactly  as they are to  appear  on the  Trust's records.)

Street _____________________________________________________________________

City __________________________________________ State________ Zip __________
If address outside the U.S.A., please circle I (am)(am not) a citizen of the U.S.A.

  If registration requested in more than one name, shares will be registered as "Joint Tenants with Rights of Survivorship" unless otherwise instructed.

II.  BASIS FOR OPENING NEW ACCOUNT:

[GRAPHIC OMITTED]    A check for $_______________ payable to the Trust
attached.
        or
[GRAPHIC OMITTED]    Shares _______________ recently purchased on _________
                               (number)                            (date)

Distribution Option: (exercisable only by holders of Common Shares) Check only one. If none checked, option A will be assigned.
[GRAPHIC OMITTED]    A.  Dividends and capital gains in additional full
and fractional shares credited to shareholder's account, no certificates issued.
      OR
[GRAPHIC OMITTED]    B.  Dividends in cash; capital gains in additional
full and fractional shares credited to shareholder's account; no certificates issued.
      OR
[GRAPHIC OMITTED]    C.  Dividends in cash; capital gains in cash.
(Certificates will be issued to shareholders requesting such in writing from the Transfer Agent.)


-----------------------------------------------
1 This Application and Registration Form is designed for cash purchases of Trust shares. The procedure for exchange of securities for Trust shares is described in the Trust Prospectus.

                              20.

III. INVEST-BY-MAIL SERVICE: for periodic share accumulation (whether or not dividends are received in shares)

[GRAPHIC OMITTED] Please check if you wish to utilize the Trust's Invest-By-Mail Service. This is a voluntary service involving no extra charge to the shareholder, and it may be changed or discontinued at any time.

IV.  SHAREHOLDER'S SIGNATURE:  Should be the same as name in Account
Registration.

----------------------------------     -------------------------------------
           Signature                      Signature of Co-Owner (if any)

 (I have received a current prospectus of the Trust and I understand that my account will be covered by the provisions on the reverse side of this Application. I also understand that I may terminate any of these services at any time.)


  DEALER AUTHORIZATION:

                              (please print)



                                                  Representative

---------------------------------     -------------------------------------
           Dealer's Name                       (Representative's Name)



---------------------------------     -------------------------------------
           Home Office Address        Telephone Number(Representative's Number)




                                       Branch Office:

---------------------------------     -------------------------------------
  City        State           Zip                   Address



---------------------------------     -------------------------------------
Telephone     Authorized Signature     City          State            Zip
Number                 of Dealer





                                   21.

                  ANCHOR CAPITAL ACCUMULATION TRUST

                    579 Pleasant Street, Suite 4
                    Paxton, Massachusetts 01612
                          (508) 831-1171


                 STATEMENT OF ADDITIONAL INFORMATION

                          Dated May 1, 1998




  This Statement of Additional Information supplements the information contained in the current Prospectus of Anchor Capital Accumulation Trust (the "Trust") dated May 1, 1998, and should be read together with the Trust's Prospectus and the financial statements contained in the Trust's Annual Report for the year ended December 31, 1997. The Trust's Prospectus and Annual Report may be obtained without charge by writing or calling the Trust. The Trust's Annual Report is incorporated by reference in this Statement of Additional Information.


                                   22.

                         TABLE OF CONTENTS

ABOUT THE TRUST..............................................3

ADDITIONAL INFORMATION CONCERNING INVESTMENT
POLICIES AND RISK CONSIDERATIONS.............................3

      Risks of Investments in Foreign Securities.............4

      Option Transactions....................................4

      Index Options..........................................4

      Risks of Options on Indices............................5

      Options on Foreign Currencies..........................6

      Risks of Foreign Currency Option Activities............7

      Special Risks of Foreign Currency Options..............7

      Financial Futures Contracts and Related Options........9

      Limitations on Futures Contracts and Related Options...9

      Risks Relating to Futures Contracts and Related
       Options..............................................10

INVESTMENT RESTRICTIONS.....................................11

MANAGEMENT..................................................12

      Officers and Trustees.................................12

      Remuneration of Officers and Trustees.................13

      Investment Advisory Contract..........................14

      Investment Adviser....................................14

DETERMINATION OF NET ASSET VALUE............................15

DISTRIBUTION OF SHARES......................................15

HOW TO PURCHASE SHARES......................................16

REDEMPTION AND REPURCHASE OF SHARES.........................17

DISTRIBUTIONS...............................................17

TAXES.......................................................18

      Tax Treatment of Options..............................18

PORTFOLIO SECURITY TRANSACTIONS.............................20

OTHER INFORMATION...........................................21

      Custodian, Transfer Agent and Dividend-Paying Agent...21

      Independent Public Accountants........................21

      Registration Statement................................21

FINANCIAL STATEMENTS........................................21


                                    23.

                          ABOUT THE TRUST

  The Anchor Capital Accumulation Trust, formerly known as Meeschaert Capital Accumulation Trust, was established as a business trust under the laws of Massachusetts by a Declaration of Trust dated October 17, 1984.

  The capitalization of the Trust consists of an unlimited number of shares of beneficial interest without par value. The Trust is authorized to issue two separate classes of shares, one such class designated as "Common Shares" and the other such class designated as "Class A Common Shares." On December 23, 1987, all outstanding Class A Common Shares were exchanged for Common Shares. The Trust does not presently intend to issue any more Class A Common Shares. Both such classes of shares have the same privileges, limitations and rights, except that dividends and distributions upon Class A Common Shares were paid only in additional Class A Common Shares and such Class A Common Shares could, at the option of the shareholder, be exchanged at any time for an equal number of Common Shares without any additional investment by the shareholder and without any additional charges being imposed by the Trust. The Class A Common Shares were issued only to certain foreign shareholders of the Trust. Issued shares are fully paid and nonassessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

  On December 20, 1985 the Trust acquired all of the assets, liabilities and operations of Meeschaert Capital Accumulation Fund, Inc., a Massachusetts corporation (the "Predecessor Fund") pursuant to a reorganization (the "Reorganization") approved by the shareholders of the Predecessor Fund at a meeting held on October 26, 1984. As a result of the Reorganization each shareholder of the Predecessor Fund received an equal number of shares of the Trust (certain non-U. S. shareholders receiving Class A Common Shares), having an equal net asset value, as were held by the shareholders immediately prior to the Reorganization.

  The Predecessor Fund was organized as a Massachusetts corporation on August 12, 1960 and it actively operated as a diversified, open-end investment company from May 21, 1961 until December 20, 1985, the effective date of the Reorganization. Anchor Investment Management Corporation, formerly known as Meeschaert Investment Management Corporation, the Investment Adviser of the Trust, served as the Predecessor Fund's investment adviser from June 6, 1973 until the effective date of the Reorganization. The investment objective, policies and restrictions of the Trust following the Reorganization are the same as those of the Predecessor Fund.

  In November, 1986, the gold and numismatic assets of the Trust's wholly-owned subsidiary, Ter Bush & Putnam Investment Company, Inc., a Maine corporation, were liquidated into the Trust and were effectively contributed to the capital of a newly organized closed-end management investment company, the shares of which were concurrently distributed to the shareholders of the Trust. The Trust subsequently sold the silver assets of the subsidiary which had also been liquidated into the Trust.

  The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees holding office have been elected by shareholders, a meeting of shareholders will be called to elect Trustees. Under the Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which the Trust itself would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                 ADDITIONAL INFORMATION CONCERNING
            INVESTMENT POLICIES AND RISK CONSIDERATIONS

  The Trust's Prospectus contains a description of the investment objectives and policies of the Trust, including a discussion of specialized techniques that the Trust may use in order to achieve its investment objectives and certain risks related thereto. The following discussion is intended to provide further information concerning investment techniques and risk considerations which the Investment Adviser believes to be of interest to investors.


                              24.

            Risks of Investments in Foreign Securities

  The Trust's investments in foreign securities involve special risks for the following reasons:(1) there may be less public information available about foreign companies than is available about United States companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to United States companies; (3) foreign stock markets have less volume than the United States markets, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable United States companies; (4) there may be less governmental regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the United States; (5) the Trust may incur fees on currency exchanges when it changes investments from one country to another; (6) the Trust's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchange controls, political or social instability, diplomatic developments or currency blockage; (7) fluctuations in foreign exchange rates will affect the value of the Trust's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; (8) payments may be withheld at the source; and (9) it may be more difficult to obtain legal judgments abroad.

                        Option Transactions

  A call option is a short-term contract (normally having a duration of nine months or less) which gives the purchasers of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations of the option contract. The writer foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. Should the price of the security decline, on the other hand, the premium represents an offset to such loss.

  If a call option expires on its stipulated expiration date or if the Trust enters into a closing purchase transaction, the Trust will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options will be extinguished. If a call option is exercised, the Trust will realize a gain or loss from the sale of the underlying security and the proceeds of sale will be increased by the premium originally received.

  A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. Thus the Trust may purchase a put option on an underlying security owned by the Trust as a defensive technique in order to protect against an anticipated decline in the value of the security. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Investment Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option would reduce any capital gain when the security is eventually sold.

  As the foregoing suggests, the writing of call option contracts and the purchasing of put options is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, but the limitations described in the Trust's Prospectus tend to reduce such risks. The Investment Adviser believes that the assets of the Trust can be increased by realizing premiums on the writing of call options and by the purchasing of put options on securities held by the Trust.

  When a security is sold from the Trust's portfolio, the Trust effects a closing call purchase or put sale transaction so as to close out any existing option on the security. A closing transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. If the Trust is unable to effect a closing transaction, in the case of a call option, the Trust will not be able to sell the underlying security until the option expires or the Trust delivers the underlying security upon exercise.

  It should be recognized that the Trust pays brokerage commissions in connection with the writing and purchasing of options and effecting closing transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Trust's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

                           Index Options

  A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar

                                   25.

value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, AMEX Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Trust may write call options and purchase put and call options on any other traded indices. Call options on securities indices written by the Trust will be "covered" by identifying the specific portfolio securities generally represented by the index. The Trust would not engage in options on a particular stock index unless more than 10% of the Trust's total assets are invested in shares of stock represented by the index.

  To secure the obligation to deliver the underlying securities in the case of an index call option written by the Trust, the Trust will be required to deposit qualified securities. A "qualified security" is a security against which the Trust has not written a call option and which has not been hedged by the Trust by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Trust will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Trust writes a call on an index which is "in-the-money" at the time the call is written, the Trust will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to the Trust's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number on contracts.

  The Trust may also purchase put and call options for a premium. The Trust may sell a put or call option which it has previously purchased prior to the sale of the underlying security. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

  In connection with the Trust's qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Trust's ability to enter into option transactions may apply from time to time. See "Taxes -- Tax Treatment of Options and Futures Transactions."

                    Risks of Options on Indices

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Trust will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of an individual security. Accordingly, successful use by the Trust of options on indices will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

  Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Trust would not be able to close out options which it has purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it purchased, which could result in substantial losses to the Trust. However, it is the Trust's policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

  Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities.

  Price movements in securities in the Trust's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Trust bears the risk that the price of the securities held by the Trust may not increase as much as the index. In this event, the Trust would bear a loss on the call which would not be completely offset by movements in the prices of the Trust's portfolio securities. It is also possible that the index may rise when the Trust's portfolio securities do not. If this occurred, the Trust would experience a loss on the call which would not be offset by an increase in the value of its portfolio and also might experience a loss in its portfolio.

  Unless the Trust has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Trust will be required to liquidate

                                   26.

portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Trust fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Trust's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Trust has written a call on an index, there is also a risk that the market may decline between the time the Trust has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Trust is able to sell securities in its portfolio. As with options on portfolio securities, the Trust will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security in settlement, the Trust may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

  If the Trust exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Trust will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Trust may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                   Options on Foreign Currencies

  A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option. The purchase of put and call options on foreign currencies is analogous to the purchase of puts and calls on stocks.

  Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Such options are currently traded on British pounds, Swiss francs, Japanese yen, Deutsche marks and Canadian dollars. The Trust would use foreign currency options to protect against the decline in the value of portfolio securities resulting from changes in foreign exchange rates, as the following examples illustrate:

  1. In connection with the Trust's payment for securities of a foreign issuer at some future date in a foreign currency, the Trust may purchase call options on such foreign currency in order to hedge against the risk that the value of the foreign currency might rise against the U. S. dollar, thereby increasing the cost of the currency and the transaction.

  EXAMPLE: The Trust must pay for the purchase of securities of a Swiss issuer in Swiss francs. If the Trust is concerned that the price of Swiss francs might rise in price in terms of the U. S. dollar from, for example, $.4780, it might purchase Swiss franc June 48 call options for a premium of, for example, .50 (i.e. $.005 per Swiss franc times 62,500 Swiss francs per contract, for a total premium of $312.50 -- plus transaction costs). This would establish a maximum cost for Swiss francs and, hence, the maximum cost in U. S. dollars for the Swiss securities. Thus, if Swiss francs subsequently appreciated to $.4950 and the premium on Swiss franc June 48 call options increased to, for example, 1.95 (for a total premium of $1,219.75) the Trust could sell the option at a profit ($1,219.75 less the original premium paid of $312.50 and transaction costs) to offset the increased cost of acquiring Swiss francs. Alternatively, the Trust could exercise the option contract. If the Swiss franc remained below $.48, the Trust could let its calls expire (losing its premium) and purchase the Swiss francs at a lower price.

  2. The Trust may purchase foreign currency options to protect against a decline in the Trust's cash and short-term U. S. government securities.

  EXAMPLE: The Trust may have investments in cash and in short-term U.S. Government securities, e.g. U.S. Treasury bills having maturities of less than one year. In order to hedge against a possible decline in the value of the U.S. dollar, the Trust might purchase Deutsche mark 40 calls. If the Deutsche mark appreciates above $.40, then the Trust could exercise its option contract and stabilize the value of its cash holdings and the underlying value of the U.S. Treasury bills in its portfolio as a result of the improved exchange rate between the Deutsche mark and the U.S. dollar.

                              27.

  As is the case with other listed options, the effectiveness of foreign currency options in carrying out the Trust's objective will depend on the exercise price of the option held and the extent to which the value of such option will be affected by changes in the exchange rates of the underlying currency. To terminate its rights in options which it has purchased, the Trust would sell an option of the same series in a closing sale transaction. A gain or loss, which will be offset by a loss or gain on the U.S. dollar, will be realized depending on whether the sale price of the option is more or less than the cost to the Trust of establishing the position. If the contemplated transaction is not completed, the option may be allowed to expire (resulting, however, in the loss of the option premium amount) or liquidated for any remaining value.

  Foreign currency options purchased for the Trust shall be valued at the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. Options which are not actively traded will be valued at the difference between the option price and the current market price of the underlying security, provided that the put price is higher than such market price or the call price is lower than such market price. In the event that a put price is lower than the current market value of the underlying security, or a call price is higher than the current market value of the underlying security, then the option will be assigned no value.

            Risks of Foreign Currency Option Activities

  Assuming that any decline in the value of the Trust's portfolio is accompanied by a rise in the value of a foreign currency in relation to the U.S. dollar the purchase of options on that foreign currency may generate gains which would partially offset such decline. However, if after the Trust purchases an option, the value of the Trust's portfolio moves in the opposite direction from that contemplated, the Trust may experience losses to the extent of premiums it paid in purchasing such options, and this will reduce any gains the Trust would otherwise have. For this reason as well as supply and demand imbalances and other market factors, the price movements of options on foreign currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and may cause the options transactions to result in losses to the Trust.

  The Trust's success in using options on foreign currencies depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the securities markets and on the Investment Adviser's ability to select the proper type time and duration of options. Although the Investment Adviser has prior experience in utilizing currency options, there can be no assurance that this technique will produce its intended results. It should be recognized that the price movements of options relating to currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and may therefore cause the options transactions to result in losses to the Trust.

  Option positions on foreign currencies may be closed out only on an exchange or other market which provides a secondary market for options of the same series. United States options on foreign currencies are currently traded on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Trading in options on foreign currencies may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, trading may be suspended after the price of an option has risen or fallen more than a specified maximum amount. Exercise of foreign currency options also could be restricted or delayed because of regulatory restrictions or other factors. Trading on options on foreign currencies commenced in December, 1982. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will continue. The Trust will not purchase foreign currency options on any exchange or other market unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently. Although it is intended that the Trust purchase options only when there appears to be an active market in such instruments, there can be no assurance that a liquid market will exist at a time when the Trust seeks to close a particular option position. Accordingly, the Trust may experience losses as a result of its inability to close out an options position.

  The Trust also may be generally restricted in the purchase and sale of options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. One of the requirements for such qualification is that less than 30% of the Trust's gross income must be derived from gains on securities held for less than three months. Accordingly, the Trust will be restricted in the purchasing of options on foreign currencies which expire in less than three months, and in effecting closing purchase or sale transactions with respect to put options on foreign currencies which have been purchased less than three months prior to such transactions. The Trust may also be restricted in the purchasing of put options for the purpose of hedging underlying foreign currencies because of the application of the short sale holding period rules with respect to such underlying hedged currencies. Thus, the extent to which the Trust may engage in option transactions may be materially limited by this 30% test and by the additional Code requirement that at least 90% of the Trust's gross income be derived from dividends, interest, and gains from the sale or other disposition of securities, and other Code requirements.

                              28.

             Special Risks of Foreign Currency Options

  In addition to the risks described above, there are special risks associated with foreign currency options, including the following:

  1. The value of foreign currency options is dependent upon the value of foreign currencies relative to the U.S. dollar. As a result, the prices of foreign currency options may vary with changes in the value of either or both currencies. Thus, fluctuations in the value of the U.S. dollar will affect exchange rates and the value of foreign currency options, even in the case of an otherwise stable foreign currency. Conversely, fluctuations in the value of a foreign currency will affect exchange rates and the value of foreign currency options even if the value of the U.S. dollar remains relatively constant. Thus, careful consideration must be given to factors affecting both the U.S. economy and the economy of the foreign country issuing the foreign currency underlying the option.

  2. The value of any currency, including U.S. dollars and foreign currencies, may be affected by a number of complex factors applicable to the issuing country, such as the prevailing monetary policy of that country, its money supply, its trade deficit or surplus, its balance of payments, interest rates, inflation rates and the extent or trend of its economic growth. In addition, foreign countries may take a variety of actions, such as increasing or decreasing the money supply or purchasing or selling government obligations, which may have an indirect but immediate effect on exchange rates.

  3. The exchange rates of foreign currencies (and therefore the value of foreign currency options) could be significantly affected, fixed or supported directly or indirectly by government actions. Such government intervention may increase risks to investors since exchange rates may not be free to fluctuate in response to other market forces.

  4. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those likely to be involved in the exercise of individual foreign currency option contracts, investors who buy or write foreign currency options may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots. Because this price differential may be considerable, it must be taken into account when assessing the profitability of a transaction in foreign currency options.

  5. There is no systematic reporting of last sale information for foreign currencies. There is reasonably current, representative bid and offer information available on the floor of the exchange on which foreign currency options are traded, in certain brokers' offices, in bank foreign currency trading offices, and to others who wish to subscribe for this information. There is, however, no regulatory requirement that those quotations be firm or revised on a timely basis. The absence of last sale information and the limited availability of quotations to individual investors may make it difficult for many investors to obtain timely, accurate data about the state of the underlying market. In addition, the quotation information that is available is representative of very large transactions in the interbank market and does not reflect exchange rates for smaller transactions. Since the relatively small amount of currency underlying a single foreign currency option would be treated as an odd lot in the interbank market (i.e., less than between $1 and $5 million), available pricing information from that market may not necessarily reflect prices pertinent to a single foreign currency option contract and investors who buy or sell foreign currency options covering amounts of less than $1 to $5 million can expect to deal in the underlying market at prices that are less favorable than for round lots.

  6. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies. If The Options Clearing Corporation ("OCC") determines that such restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or impose undue burdens on parties to exercise settlements, it has the authority to impose special exercise settlement procedures, which could adversely affect the Trust.

  7. The interbank market in foreign currencies is a global, around-the-clock market. Therefore, in contrast with the exchange markets for stock options, the hours of trading for foreign currency options do not conform to the hours during which the underlying currencies are traded. (Trading hours for foreign currency options can be obtained from a broker.) To the extent that the options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The possibility of such movements should be taken into account in (a) relating closing prices in the options and underlying markets, and (b) determining whether to close out a short option position that might be assigned in an exercise that takes place after the options market is closed on the basis of underlying currency price movements at a later hour.

  8. Since settlement of foreign currency options must occur within the country issuing that currency, investors, through their brokers, must accept or make

                              29.

delivery of the underlying foreign currency in conformity with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country. Prior to the placing of any assets with a foreign custodian in connection with the settlement of foreign currency options, the Trustees of the Trust shall have determined that maintaining such assets in a particular country or countries is consistent with the best interests of the Trust and its shareholders, and that maintaining such assets with a particular foreign custodian is consistent with the best interests of the Trust and its shareholders. The Trustees shall also have approved, as consistent with the best interests of the Trust and its shareholders, a written contract between the Trust and such foreign custodian that will maintain the Trust's assets. The Trustees shall also establish a system to monitor such foreign custody arrangements and a majority of the Trustees, at least annually, shall review and approve the continuance of such arrangements as consistent with the best interests of the Trust and its shareholders.

          Financial Futures Contracts and Related Options

  The Trust may use financial futures contracts and related options to hedge against changes in currency exchange rates or in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Trust's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Trust may wish to purchase in the future by purchasing futures contracts.

  The Trust may purchase or sell any financial futures contracts which are traded on an exchange or board of trade or other market. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency contracts. A United States public market presently exists in interest rate futures contracts on long-term U. S. Treasury bonds, U. S. Treasury notes and three-month U. S. Treasury bills. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed. Currency futures contracts are also traded on various exchanges or board of trade.

  In contrast to the situation where the Trust purchases or sells a security, no security is delivered or received by the Trust upon the purchase or sale of a financial futures contract. Initially, the Trust will be required to deposit in a segregated account with its custodian bank an amount of cash or U. S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit on the contract is approximately 5% of the contract amount. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates.
This process is known as marking to market.

  The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Although financial futures contracts by their terms call for actual delivery or acceptance of currencies or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

  The Trust will pay commissions on financial futures contract and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

                              30.

       Limitations on Futures Contracts and Related Options

  The Trust may not currently engage in transactions in financial futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in exchange rates or the market value of its portfolio securities or securities which it intends to purchase. Also the Trust may not currently purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related option positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Trust's initial margin deposit with respect thereto will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

  The extent to which the Trust may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Taxes Tax Treatment of Options and Futures Transactions."

      Risks Relating to Futures Contracts and Related Options

  Positions in financial futures contracts and related options may be closed out only on an exchange or other market which provides a secondary market for such contracts or options. The Trust will enter into futures or related option positions only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures or related option contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Trust would continue to be required to make daily margin payments. In this situation, if the Trust has insufficient cash to meet daily margin requirements it may have to sell portfolio assets at a time when it may be disadvantageous to do so. In addition, the Trust may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge its portfolio effectively.

  There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in the market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Trust to incur additional brokerage commissions and may cause an increase in the Trust's portfolio turnover rate.

  The successful use of futures contracts and related options also depends on the ability of the Trust's Investment Adviser to forecast correctly the direction and extent or currency exchange rate and market movements within a given time frame. To the extent exchange rate and market prices remain stable during the period a futures contract or option is held by the Trust or such prices move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Trust's total return for the period may be less than if it had not engaged in the hedging transaction.

  Utilization of futures contracts by the Trust involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies or securities which are being hedged. If the price of the futures contract moves more or less than the price of the currencies or securities being hedged, the Trust will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Trust has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Trust's portfolio (or related currencies) may decline. If this occurred, the Trust would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Trust then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures that would not be offset by a reduction in the price of securities purchased.

  The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets

                              31.

could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of currencies and securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Trust because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Trust while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

  The Trust also may be generally restricted in dealing with options, futures contracts and related options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                      INVESTMENT RESTRICTIONS

  The Trust has adopted the following investment restrictions which are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Trust (which in this Statement of Additional Information means the lesser of either (i) a majority of the outstanding shares of the Trust or (ii) 67% or more of the shares represented at a meeting if more than 50% of such shares are present or represented by proxy at the meeting):

  1. The Trust will not purchase any securities (other than securities of the U.S. Government, its agencies, or instrumentalities and the securities of one or more domestic or foreign wholly-owned subsidiaries of the Trust) if as a result more than 5% of the Trust's total assets (taken at current value) would then be invested in securities of a single issuer.

  2. The Trust will not act as underwriter of securities, or invest in real estate, or in commodities or commodity contracts, except that the Trust may invest directly, or through one or more wholly-owned subsidiaries, in precious metals and in numismatic items (including coins, tokens, paper money and other items which have been used as money or a medium of exchange), provided that immediately after any such investment not more than 20% of the Trust's total assets (taken at market or other fair value) in the aggregate will be invested directly or indirectly in precious metals and numismatic items, and further provided that immediately after any such investment not more than 10% of the Trust's total assets (taken at market or other fair value) in the aggregate will be invested directly or indirectly in numismatic items. As a matter of operating policy, the Trust does not intend to make such investments, except that the Trust may (a) write covered call options with respect to securities, securities indices and currencies and enter into closing purchase or sale transactions with respect to written options, (b) purchase put or call options with respect to securities, securities indices and currencies and (c) engage in financial and precious metals futures contracts and related option transactions.

  3. The Trust will not make loans except that the Trust may (a) purchase a portion of an issue of publicly distributed bonds, debentures, or similar debt securities (including so called "repurchase agreements" whereby the Trust's cash is, in effect, deposited on a secured basis with a bank or recognized securities dealer for a brief period and yields a return), and (b) lend portfolio securities upon such conditions as may be imposed from time to time by the Securities and Exchange Commission, provided that the value of securities loaned at any time may not exceed 30% of the Trust's total assets.

  4. The Trust will not borrow in excess of 5% of its total assets, taken at market or other fair value, at the time such borrowing is made, and any such borrowing (a) must be from a bank and must be repaid in full before the Trust may make any further investments and (b) may be undertaken only as a temporary measure for extraordinary or emergency purposes; and the Trust may not pledge, mortgage, or hypothecate its assets taken at market to an extent greater than 15% of the Trust's gross assets taken at cost. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures, or related options are deemed to be issuance of a senior security.

  5. The Trust will not purchase any securities (other than the securities of one or more domestic or foreign wholly-owned subsidiaries) if as a result such purchase would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Trust.

  6. The purchase or retention of the securities of any issuer is prohibited if the officers and Trustees of the Trust or its investment adviser owning beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

                              32.

  7. The purchase of the securities of any other investment company is prohibited, except that the Trust may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Trust's total assets (taken at market or other fair value) would be invested in such securities immediately after the making of any such investment, and the Trust may make such a purchase as part of a merger, consolidation or acquisition of assets.

  8. The purchase of securities of companies with a record (including that of their predecessors) of less than three years' continuous operation is prohibited if such purchase would cause the Trust's investments in such companies taken at cost to exceed 5% of the total assets of the Trust taken at current values, except that this restriction shall not apply to any of the Trust's investments in its wholly-owned subsidiaries.

  9. The Trust will not participate in a joint venture or on a joint and several basis in any securities trading account.

  10. The Trust will not act as distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of stock.

  11. The Trust will not make short sales of securities unless at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  12. The Trust will not purchase shares on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The payment by the Trust of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

  With respect to the practices described above relating to borrowing by the Trust (paragraph 4), investment by the Trust in other investment companies (paragraph 7), investments by the Trust in companies with a record of less than three years' continuous operation (paragraph 8) and the making of short sales of securities by the Trust (paragraph 11), the Trust has not employed such practice within the last year, and has no current intention of doing so in the foreseeable future.

  The Trust does not intend to invest in securities for which there is a limited trading market, or which cannot be sold without registration or other action under federal or state securities laws (commonly referred to as "Restricted Securities").

                            MANAGEMENT

                       Officers and Trustees

  The Trust's Officers and Trustees, their positions with the Trust and their principal occupations are listed below. Except as indicated, each individual has held the office shown or other offices in the same company or in Meeschaert Capital Accumulation Fund, Inc. (the "Predecessor Fund") for the last five years. Unless otherwise noted, the business address of each Officer and Trustee is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, which is also the address of the Trust's Investment Adviser, Anchor Investment Management Corporation. Those Trustees who are "interested persons" of the Trust or the Investment Adviser, as defined in the Investment Company Act of 1940, by virtue of their affiliation with either the Trust or the Investment Adviser, are indicated by an asterisk (*).

                           Positions with        Principal
Name and Address           the Trust             Occupation
-------------------        ------------------    -------------------------
DAVID W. C. PUTNAM         Chairman              Chairman and Trustee,
10 Langley Road            and Trustee           Anchor Capital Accumulation
Newton Centre, MA 02159                          Trust, Anchor International
                                                 Bond Trust, Anchor Strategic
                                                 Assets Trust, Anchor Resource
                                                 and Commodity Trust,and Anchor
                                                 Gold and  Currency Trust
                                                 (Investment Companies);
                                                 President and Director, F. L.
                                                 Putnam Securities Company,Inc.
                                                 and subsidiaries.

                                   33.

SPENCER H. LE MENAGER      Secretary and         President, Equity, Inc.;
222 Wisconsin Avenue       Trustee               formerly President, Howe,
P.O. Box 390                                     Barnes & Johnson  Inc.
Lake Forest, IL 60045                            (securities dealer).



MAURICE A. DONAHUE         Trustee               Director and Professor,
50 Holy Family Road                              Institute for Governmental
Holyoke, MA 01040                                Services and Walsh-Saltonstall
                                                 Professor of Practical
                                                 Politics, University of
                                                 Massachusetts, Director
                                                 Vanguard Savings Bank, Former
                                                 Member, Massachusetts House of
                                                 Representatives, Former Member
                                                 and President, Massachusetts
                                                 Senate.



DAVID Y. WILLIAMS*         President and         President and Director,
579 Pleasant St., Ste 4    Trustee               Anchor Investment Management
Paxton, MA 01612                                 Corporation; President and
                                                 Director, Meeschaert & Co.,
                                                 Inc. (securities dealer).


J. STEPHEN PUTNAM          Vice President        President, Robert Thomas
880 Carillon Parkway       and Treasurer         Securities, Inc. (securities
P.O. Box 12749                                   Dealer; Director, F.L.Putnam
St. Petersburg, FL 33733                         Securities Company, Inc.
                                                 Formerly, President and
                                                 Director, EPB, Inc. and Vice
                                                 President, Burgess & Leith
                                                 Incorporated.

CHRISTOPHER Y. WILLIAMS    Vice President        Vice President and Secretary,
579 Pleasant St., Ste 4    and Asst. Secretary   Anchor Investment Management
Paxton, MA 01612                                 Corporation; Vice President
                                                 and Secretary, Meeschaert & Co.
                                                 Inc.(securities dealer);
                                                 President and Secretary,
                                                 Cardinal Investment Services,
                                                 Inc.

JOSEPH C. WILLIAMS         Vice President        Vice President and Treasurer,
579 Pleasant St., Ste 4    and Asst. Treasurer   Anchor Investment Management
Paxton, MA 01612                                 Corporation; Vice President
                                                 and Treasurer, Meeschaert & Co.
                                                 Inc.(securities dealer); Vice
                                                 President and Treasurer,
                                                 Cardinal Investment Services,
                                                 Inc.

 The Officers and Trustees of the Trust as a group owned or had beneficial interests in less than one percent (1%) of those shares of the Trust outstanding on December 31, 1997.

  Messrs. Putnam, Le Menager, and Donahue, are the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust.

  Mr. David W.C. Putnam and Mr. J. Stephen Putnam are brothers.

  Mr. David Y. Williams is the father of Mr. Christopher Y. Williams and Mr. Joseph C. Williams. Mr. Christopher Y. Williams and Mr. Joseph C. Williams are brothers.

 The standing audit committee is composed of Messrs. LeMenager and Donahue. The Trust does not have a nominating or compensation committee.

                              34.

               Remuneration of Officers and Trustees

  The Trust does not and will not pay any remuneration to its Officers or Trustees as such who are "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or of any investment adviser or distributor of the Trust but does pay an annual fee of not more than $3,000 to each Trustee who is not such an "interested person". The Trust did not compensate any person, including directors, officers, or employees, in excess of $60,000.00 during its most recent fiscal year.

                   Investment Advisory Contract

  The Trust engages Anchor Investment Management Corporation, formerly known as Meeschaert Investment Management Corporation, as Investment Adviser pursuant to an Investment Advisory Contract dated November 14, 1990, which was approved at a meeting of the shareholders on the same date and is substantially identical to the prior agreement between the Investment Adviser and Meeschaert Capital Accumulation Trust.

  The Investment Adviser manages the investments and affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment and clerical personnel and investment advisory, statistical and research facilities. The Trust is responsible for all its expenses not assumed by the Investment Adviser under the contract, including without limitation, the fees and expenses of the custodian and transfer agent, costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its Officers and Trustees with respect thereto.

  The Trust pays the Investment Adviser, as compensation under the Investment Advisory Contract, a monthly fee of .0625% (equivalent to 3/4 of 1% annually) of the average daily net assets of the Trust. This fee may be higher than that paid by other investment companies. The Investment Adviser received fees of $77,815, $91,717 and $96,272 for services rendered in 1995, 1996 and 1997, respectively. For the fiscal year ended December 31, 1991 the Investment Adviser voluntarily elected to return advisory fees of $3,200 to the Trust.

  The Investment Advisory Contract which remained in effect until November 14, 1997, has been extended by a vote of a majority of the Trust's disinterested trustees to November 1998. In general, the investment advisory contract may be extended from year to year thereafter if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose. Amendments to the contract require similar approval by the shareholders and "disinterested" Trustees. The contract is terminable at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The contract terminates automatically in the event of its assignment (which includes the transfer of a controlling block of the stock of the Investment Adviser).

                        Investment Adviser

  The Investment Adviser, Anchor Investment Management Corporation, formerly Meeschaert Investment Management Corporation, is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. The Trust's principal offices are also located at that address.

  The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, which also served as principal underwriter of the Predecessor Fund, are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms, which is referred to as the "Meeschaert organization". The Meeschaert organization was established in Roubaix, France in 1935 by Emile C. Meeschaert, and presently manages, with full discretion, an aggregate amount of approximately $1.5 billion for about 8,000 individual (and institutional) customers with $250 million in French mutual funds managed by the organization.

                              35.

  On September 7, 1983, Emile C. Meeschaert and David Y. Williams purchased the Investment Adviser from F. L. Putnam Securities Company Incorporated ("Putnam Securities"). (Mr. Meeschaert and Mr. Williams purchased 95% and 5%, respectively, of the capital stock of the Investment Adviser's parent corporation, which was subsequently dissolved.) Under the terms of the agreement of sale between Putnam Securities and Messrs. Meeschaert and Williams,
the transition services of David W. C. Putnam, President and a Trustee of the Trust, were furnished by Putnam Securities to the Investment Adviser as an employee of the Investment Adviser and the Trust for annual compensation payable by the Investment Adviser to Putnam Securities under an arrangement which continued in effect for five years. As of November 14, 1990, Luc E.
Meeschaert purchased all of the outstanding shares of the Investment Adviser previously owned by Emile C. Meeschaert.

  The Investment Adviser's Directors and Officers are as follows:

  Luc E. Meeschaert, Chairman; his principal occupation is being Chief Executive Officer of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., 23 Rue Druout, 75009, Paris, France.

  David Y. Williams, President and Director; Mr. Williams is also a Trustee of the Trust and President and a Director of Meeschaert & Co., Inc., the Trust's Distributor.

  Paul Jaspard, Vice President; his principal occupation is being President of Linden Investment Advisors, S.A. 67 Avenue
Terlinden, La Hulpe, Belgium B1310 (investment adviser). Mr. Jaspard manages other portfolios for the Meeschaert organization, and is primarily responsible for the investment decisions of the Trust.

                 DETERMINATION OF NET ASSET VALUE

  The net asset value is determined by the Trust as of 12:00 noon Eastern Time on each business day in which the New York Stock Exchange is open for trading, or on any day that the Trust is open, but the New York Stock Exchange is not open for business if there occurs an event which might materially affect the net asset value of the Trust's redeemable shares.

  The manner of  determination  of the net asset  value is  briefly as  follows:
Securities traded on a United States national, or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other United States and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Other securities (including limited traded securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

                      DISTRIBUTION OF SHARES

  Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1") permits investment companies to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in the Rule. At a meeting held on October 26, 1984, the shareholders of the Predecessor Fund approved adoption by the Trust of a distribution plan (the "Plan") substantially the same as a distribution plan previously adopted by the Predecessor Fund in 1983 and implemented on February 6, 1984. On December 20, 1985, the Plan described hereinbelow was approved by the Predecessor Fund as the then sole shareholder of the Trust and by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 ("Independent Trustees") and the Trustees who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees"). The Plan is of the type sometimes called a compensation plan.

    The Plan currently is not in effect, and will not be implemented unless and until reapproved by the Trust's shareholders and Board of Trustees. Accordingly, for the year ended December 31, 1997, the Trust paid no fees under the Plan to the Distributor.

  In connection with the Plan, Trust shares are offered for sale at net asset value, and the Trust may pay the Distributor a commission equal to up to 5% of the price paid to the Trust for each sale, all or any part of which may be reallowed by the Distributor to others (dealers) making such sales. To the extent that the distribution fee is not paid to such dealers, the Distributor may use such fee for its expenses of Distribution of Trust shares. If such fee exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan provides for an aggregate limit on the amount of all

                              36.

payments pursuant to the Plan equal to .75 of 1% of the Trust's average daily net assets for any fiscal year. If, so long as the Plan is in effect, the Distributor's reallowances to dealers and other expenses exceed the .75 of 1% limit in any particular year, it could collect in any future year such amounts (which do not include interest or other carrying charges) up to any amount by which amounts paid to it under the Plan in that year are less than the applicable limit for the prior year. In such a case it might receive amounts in excess of its then current expenses.

   Whether any expenditure under the Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. Any expenditure subject to such a limit will be included in the Trust's total operating expenses for purposes of determining compliance with the expense limit.

  The Plan may be terminated at any time by vote of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting shares of the Trust. Any change in the Plan that would materially increase the distribution expenses of the Trust provided for in the Plan requires shareholder approval; otherwise the Plan may be amended by the Trustees, including the Rule 12b-1 Trustees.

  If and when the Plan is in effect, the selection and nomination of candidates for Independent Trustees must be committed to the discretion of the Independent Trustees.

  The total amounts paid by the Trust under the foregoing arrangements may not currently exceed the maximum limit specified above, and the amounts and purposes of expenditures under the Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of the Plan, and may also require that total expenditures by the Trust under the Plan be kept within limits lower than the maximum amount currently permitted under the Plan as stated above or permit a higher limit.

  If the limit on expenditures is reached at any given time, the Distributor intends, although it is not obligated to do so, to continue to offer shares of the Trust and to continue to pay others reallowances and maintenance fees. In such an event, the Distributor intends that it will seek payment from the Trust in the amount of its commissions (including reallowances) and maintenance fees at such times when the expenditures limit has not otherwise been reached. The Trust will have no contractual obligation to pay any portion of such amounts to the Distributor, and the amount, if any, and the time and conditions under which the Trust might make such payment as requested by the Distributor will be solely within the discretion of the 12b-1 Trustees.

  In conjunction with the Plan, a contingent deferred sales charge may be imposed upon certain redemptions of shares purchased after inception of the Plan. The charge in respect of such redemptions made during the first four calendar years following purchase of the shares will be as follows: 4% in the year of purchase; 3% in the second year; 2% in the third year; and 1% in the fourth year. These charges are not received by the Distributor and will not reduce amounts paid to the Distributor under the Plan.

  The staff of the Securities and Exchange Commission is in the process of conducting a review of Rule 12b-1 practices in the investment company industry. This may result in interpretive, regulatory, legislative or enforcement responses which could affect the Trust's future implementation of the Plan.

  In addition, the National Association of Securities Dealers, Inc. (the "NASD"), of which Meeschaert & Co., Inc. is a member, proposed amendments to its Rules of Fair Practice in April 1990 that would limit and otherwise affect asset-based sales charges under Rule 12b-1 and, in September 1990, revised the proposed amendments. In 1992, the SEC approved such amendments, effective as of July 7, 1993. To the extent that such amendments to Rule 12b-1 under the Investment Company Act of 1940 or the NASD's Rules of Fair Practice are inconsistent with the Plan, the Trust's Board of Trustees will consider various actions, including proposing amendments to or causing the Plan to be terminated.

                      HOW TO PURCHASE SHARES

  Shares of the Trust may be purchased from Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, the Trust's principal underwriter (the "Distributor"), which also served as the Predecessor Fund's principal underwriter from December 1, 1983 until the effective date of the Reorganization. There is no sales charge or commission payable by the investor. For new shareholders initiating accounts, the minimum investment is $500, except for exchanges of securities for Trust shares, where the minimum is $5,000. (See "How to Exchange Securities for Trust Shares" in the prospectus). There is no minimum for shareholders making additional investments to existing accounts.

  An application for use in making an initial investment in the Trust appears in the back of the Trust's Prospectus. The method for determining the applicable price is described in the Prospectus under the Section entitled "How to Purchase Shares".

  The Distributor sells shares to the public as agent for the Trust and is the sole principal underwriter for the Trust under a Distributor's Contract dated October 5, 1990, the date on which the contract was adopted by the Board of

                              37.

Trustees pursuant to the Distribution Plan described above under "Distribution of Shares." The Distributor's Contract is substantially the same as the Distributor's underwriting agreement with the Predecessor Fund. The contract automatically terminates upon assignment (which includes the transfer of a controlling block of the stock of the Distributor) by either party. The contract also provides that its continuation from year to year will require approval by a majority of the Trust's shares or by the Board of Trustees and, in addition to such approval, the approval, by vote cast in person, at a meeting called for the purpose, by a majority of the Independent Trustees. Under the contract, the Distributor pays expenses of sales literature, including copies of the prospectus of any Trust delivered to investors, and the Trust pays for its registration and registration of its shares under the federal Securities and Investment Company Acts and state securities acts and other expenses in which it has a direct interest.

  During the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the Distributor received no sales commissions.

                REDEMPTION AND REPURCHASE OF SHARES

  Any shareholder may require the Trust to redeem his shares. In addition the Trust maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his service. Redemptions and repurchases will be made in the following manner:

  1. Certificates for shares may be mailed or presented, duly endorsed, with a written request that the Trust redeem the shares, to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If no certificate has been issued and shares are held in an Open Account with the Trust's transfer agent, a written request that the Trust redeem such shares, with signatures guaranteed in the manner described below, may be mailed or presented as described above. The redemption price will be the net asset value next determined after the certificates and/or request are received.

  2. A request for repurchase may be communicated to the Trust by a shareholder through a broker. The repurchase price will be the net asset value next determined after the request is received by the Trust, provided that, if the broker receives the request before noon and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time that day. If the broker receives the request after noon, the repurchase price will be the net asset value determined as of 12:00 noon Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

  Payment for shares redeemed or repurchased will be made within seven days after receipt of the shares, and/or required documents, duly endorsed. The signature(s) on the certificate or request must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific Coast, Boston or Chicago Stock Exchange. A signature guarantee by a savings bank or savings and loan association or notarization by a notary public is not acceptable.

  In order to insure proper authorization, the transfer agent may request additional documents, such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states from selling or exchanging estates before redeeming shares.

  Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash as a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each ninety day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

  The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; for any period when an emergency as defined by rules of the Commission exists; or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption or made a request for redemption through a broker may withdraw his request or certificate or he will receive payment of the net asset value determined next after the suspension has been terminated.

                              38.

  A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

                           DISTRIBUTIONS

  The Trust is authorized to issue two classes of shares (See "About the Trust" above). The Trust does not presently intend to issue any more Class A Common Shares.

  With respect to the Common Shares, the Trust distributes any income dividends and any capital gain distributions in additional Common Shares, or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder of Common Shares may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or
(3) to receive both dividends and capital gain distributions in cash. A Trust shareholder of Common Shares may change his distribution option at any time by notifying the transfer agent in writing. To be effective with respect to a particular dividend or distribution, the new distribution option must be received by the Trust's transfer agent at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically upon determination by the Trust's transfer agent that the address of record for the account is not current.

  Dividends and capital gain distributions received in shares will be received by the Trust's transfer agent, as agent for the shareholder, and credited to his Open Account in full and fractional shares computed at the record date closing net asset value.

                               TAXES

  The Trust intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as subsequently amended or reenacted. In order to so qualify, the Trust, must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans and gains from the sale of securities; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iv) maintain at least 50% of the value of its total assets in cash, cash items, U. S. Government securities, securities of other regulated investment companies, and other securities to the extent that no more than 5% of its assets are invested in the securities of one issuer and it owns no more than 10% of the value of any issuer's voting securities, and (v) have no more than 25% of its assets invested in the securities (other than those of the U. S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades and businesses. To the extent the Trust qualifies for treatment as a regulated investment company, the Trust will not be subject to Federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

  Dividends paid by the Trust will generally not qualify for the 70% dividends-received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

  The Trust will be subject to a nondeductible 4% excise tax to the extent that its fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, to the extent that the Trust fails to distribute 100% of its ordinary and capital gain net income with respect to any calendar year, the amount of such shortfall is subject to such tax unless distributed with respect to the following calendar year. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Trust before December 31 of the year and paid by the Trust before the following February 1. Such distributions will be taxable to taxable shareholders in the year the distributions are declared rather than the year in which the distributions are received.

   The Trust's foreign investments may be subject to foreign withholding taxes. The Trust will be entitled to claim a deduction for such foreign withholding taxes for federal income tax purposes. However, any such taxes will reduce the income available for distribution to shareholders.

  Under the Interest and Dividend Compliance Act of 1983, the Trust will be required to withhold and remit to the U. S. Treasury 20% of the dividends and proceeds of redemptions paid with respect to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividends or interest income, or who fails to certify that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

                                   39.

                     Tax Treatment of Options

  In connection with its operations, the Trust may write and purchase options. The tax consequences of transactions in options will vary depending upon whether the option expires or is exercised, sold or closed. The tax consequences of certain of these transactions were changed or clarified by amendments made to the Internal Revenue Code by the Deficit Reduction Act of 1984 (the "Act"). Although no final regulations have been adopted under the Act, the following discussion reflects the Trust's interpretation of applicable changes made by the Act.

  The Trust will seek principally to purchase or write options that will be classified as "equity options" or "non equity options," to the extent consistent with its investment objective and opportunities which appear available. "Equity options" are any options to buy or sell stock, or any option, the value of which is determined directly or indirectly by reference to any stock (or group of stocks) or stock index; equity options do not include any options with respect to any group of stocks or stock index if there is in effect a designation by the Commodity Futures Trading Commission of a contract market for a contract based on such group of stocks or index, or the Secretary of the Treasury determines that such option meets the requirements of law for such a designation. "Non equity options" are any listed options which are not equity options.

  Non equity options, defined as "Section 1256 Contracts" under the Act, are subject to a marked-to-market rule for federal income tax purposes. Under this rule, each such option held by the Trust at the end of each fiscal year will be treated as sold for fair market value on the last business day or such fiscal year. As described below, the character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of such options will be treated as long-term capital gain or loss to the extent of 60% thereof, and as short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Equity options, on the other hand, are not subject to the marked-to-market rule. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of such equity options is not subject to the 60/40 gain or loss rule.

  The Trust will not realize gain or loss on the receipt or payment of a premium. If a call option written by the Trust expires without being exercised, the premium received will be recognized by the Trust as a gain (60/40 for a non equity call option or short-term for an equity call option). If a put option purchased by the Trust expires without being exercised, the premium paid will be recognized by the Trust as a loss (60/40 for a non equity put option or short- or long-term for an equity put option, depending on the holding period of the put); if, however, the Trust acquired the put option on the same day it acquired the property identified as intended to be used in exercising such put, the premium paid will be added to the basis of the underlying securities. If a non equity or equity call option written by the Trust is exercised (or a non equity or equity put option is purchased by the Trust is sold), the Trust will recognize a short or long-term capital gain or loss depending on the holding period of the underlying securities. If a non equity call option written by the Trust or non equity put option purchased by the Trust is closed (i.e., the Trust's obligations are terminated other than through exercise or lapse), the Trust will recognize 60/40 gain or loss. If an equity call option written by the Trust is closed, the Trust will recognize short-term capital gain or loss; if an equity put option purchased by the Trust is closed, the Trust will recognize long or short-term capital gain or loss, depending on the holding period of the put option.

  Section 1092 of the Internal Revenue Code, which applies to certain straddles, may affect the taxation of the Trust's transactions in options on portfolio securities. As a result of rules under that section, the Trust may be required to postpone recognition of losses incurred in certain closing purchase transactions until the year in which the other leg of the straddle is closed. The Treasury Department has issued temporary regulations on the holding period of straddles held by regulated investment companies.

  The Internal Revenue Service has ruled publicly that an exchange-traded call option on a particular security is a security for purpose of the 50% of assets diversification test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of diversification requirements.

  In other private rulings, the Internal Revenue Service has addressed other tax issues arising from investments by regulated investment companies in options. In particular, the Internal Revenue Service has stated in private rulings that the gains recognized as a result of the deemed sale or certain options under the marked-to-market rule (which are treated as 60/40 gain) will not be treated as gains from the sale or exchange of securities held for less than three months, regardless of the actual holding period prior to year end.

  The legislative history of the Tax Reform Act of 1986 provides that income realized in connection with writing covered and uncovered put and call options is intended by Congress to be qualifying income for purposes of the 90% passive income test. However, the requirement that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities

                                   40.

held for less than three months will restrict the Trust in its ability to write covered call options on securities that it has held less than three months, to write options that expire in less than three months, to sell securities that have been held less than three months, to effect closing purchase transactions with respect to options that have been held less than three months, and to effect closing purchase transactions with respect to options that have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Trust may be required to defer the closing out of an option beyond the time when it might otherwise be advantageous to do so.

  The Tax Reform Act of 1986 revises the rules concerning gains from sales of assets held less than three months in the case of a "designated hedge." In the case of a "designated hedge," recognized gains may be offset by unrecognized declines in value of the other leg of the hedge during the period of the hedge for purposes of determining whether gains from sales of securities held for less than three months equal or exceed 30% of gross income. For example, if a fund sells a one-month call at $95 on stock it owns which is worth $100 for $4, the stock declines in value to $94 and the option is not exercised, the $4 of recognized gain on lapse of the option is offset by the $6 decline in value of the stock and there is no net gain for purposes of the three-month gains test. The $4 is recognized under the usual rules for other purposes. The Conference Committee Report on the 1986 Act established procedures for identification of a "designated hedge" prior to issuance of regulations on the topic.

  There are unanswered questions in the area. In particular, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on it, the Trust intends to keep its activity in options at a low volume until the Service rules publicly, or the Treasury Department issues final regulations, on open issues.

  If, in any taxable year, the Trust fails to qualify as a regulated investment company, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of such failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would be taxable to its shareholders as ordinary income dividends, even if those dividends might otherwise have been considered distributions of capital gains.

                  PORTFOLIO SECURITY TRANSACTIONS

  Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by Anchor Investment Management Corporation, the Trust's Investment Adviser. The Trust, through the Investment Adviser, seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking such execution, the Investment Adviser will use its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

  It is expected that on frequent occasions, there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust. In addition, the Investment Adviser may allocate Trust brokerage business on the basis of brokerage and research services and other information provided by broker-dealer firms, which may involve the payment of reasonable brokerage commissions in excess of those chargeable by other broker-dealer firms for effecting the same transactions. Such "brokerage and research services" may be used for other of the Investment Adviser's advisory accounts and all such services may not be used by the Investment Adviser in managing the Trust. The term "brokerage and research services" includes service as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities;
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and the performance of account; and effecting securities transactions, and performing functions incidental thereto (such as clearance and settlement).

  The policy referred to above of considering sales or shares of the Trust as one of the factors in the selection of broker-dealer firms to execute portfolio transactions, subject to the requirement of seeking best execution, is specifically permitted by a rule of the National Association of Securities Dealers, Inc. The rule also provides, however, that no member firm shall favor or disfavor the distribution of shares of any particular fund or group of funds on the basis of brokerage commissions received or expected by such firm from any source.

  The Trust and one or more of the other investment companies or accounts for which the Investment Adviser or its affiliates render investment advisory services on occasion may simultaneously be engaged in the purchase or sale of the same security. In such event the transactions in such security normally will be averaged as to price and allocated as to amount among the several clients or accounts in a manner deemed equitable to all. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability to participate in volume transactions will produce better executions for the Trust.

                                   41.

  To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through Meeschaert & Co., Inc., the Trust's principal underwriter and an affiliate of the Investment Adviser. In the event that this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by Meeschaert & Co., Inc. The Board of Trustees has not considered whether or not any portion of the brokerage commissions which may be received by Meeschaert & Co., Inc. in respect of the Trust's portfolio transactions should be required to be applied in order to reduce advisory fees paid by the Trust. In any event no such practice shall be required unless approved by the vote of a majority of the Independent Trustees. Due to the inception of fully negotiated brokerage commissions on May 1, 1975, the practicality and effectiveness of any such practice in the future is highly doubtful. The Distributor will not, as a principal, enter into any securities transactions with the Trust.

  During 1997, 1996, and 1995, commissions paid to broker-dealers by the Trust were $1,760, $8,725, and $11,093, respectively. During 1997, 1996, and 1995, brokerage commissions of $1,760, $8,725, and $8,090, respectively, were paid by the Trust to Meeschaert & Co., Inc. For the year ended December 31, 1997, the percentage of total commissions paid to Meeschaert & Co., Inc. was 100.0%. During 1997 the Trust's purchases and sales of securities, exclusive of United States government securities and short-term notes, amounted to $776,415 and $484,139, respectively. 100.0% of such purchases and sales involved the payment of commissions with respect to transactions effected through Meeschaert & Co., Inc.

  The portfolio turnover rates for 1997, 1996, 1995, and 1994, were 4%, 21%, 40%, and 63%, respectively.

                         OTHER INFORMATION

        Custodian, Transfer Agent and Dividend-Paying Agent

  All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by the Trust's custodian bank, Investors Bank & Trust Company, Financial Product Services, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 provided that in cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that such securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, serves as transfer agent and dividend-paying agent for the Trust.

                  Independent Public Accountants

  For the fiscal year ending December 31, 1997, the Trust employed Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02181, to certify its financial statements and to prepare its federal and state income tax returns.

                      Registration Statement

  This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits and schedules relating thereto, which the Trust has filed with, and which are available at the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

                       FINANCIAL STATEMENTS

  The financial statements and related report of Livingston & Haynes, P.C., independent public accountants, contained in Anchor Capital Accumulation Trust's Annual Report to shareholders for the year ended December 31, 1997, are hereby incorporated by reference. A copy of the Trust's Annual Report may be obtained without charge by writing to Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling Anchor Investment Management Corporation at (508) 831-1171.

           Part C.   Other Information.


Item 24.        Financial Statements and Exhibits
(a)             Financial Statements:


                Included in Part A:

                Selected Per Share Data and Ratios for a share outstanding throughout each period ended December 31, for the ten years ended December 31, 1996

                Included in Part B:

                Report of Independent Public Accountants* Statement of Assets and Liabilities December 31,1997* Statement of Operations for the year ended December 31, 1997* Statement of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996* Schedule of Investments, December 31, 1997* Notes to Financial Statements*

                * Included in Registrant's annual report to shareholders for December 31, 1997 a copy of which is included as Exhibit 12 and incorporated herein by reference thereto.

(b)             Exhibits:

Exhibit 11.  Consent of Independent Public Accountants.

Exhibit 12.  Trust's Annual Reports to Shareholders, December 31, 1997.

Exhibit 17. Power of Attorney, dated April 19, 1998 and Certified Resolutions.

Exhibit 27.  Financial Data Schedule.

Item 25. Persons controlled by or under common Control with Registrant.

(a)    No person controls the Registrant.

(b) The following table sets forth the name, address and percentage of ownership at March 31, 1998, of each person who then owned of record 5% or more of any class of the Registrant's outstanding shares:

              Name:                Address:    Percentage Ownership:
        Bank of New York          PO Box 1066         78.84%
                              Wall Street Station
                               New York, NY 10268

       Lazard Freres & Co.       120 Broadway
                              New York, NY  10271      6.86%

 At March 31, 1998, officers and Trustees of the Registrant as a group owned less than 1% of the outstanding Common shares.

Item 26. Number of Holders of Securities.

       The number of holders of record of securities of the Registrant as of March 31, 1998 is as follows:

              Title of Class:Number of Holders of Record:
               Common Shares             464
               Class A Shares              0

Item 27. Indemnification.

       No amendment. The information was filed in Item 4 of Amendment No. 4

Item 28. Business and Other connections of Investment Advisor.

       The information in the Statement of Additional Information under the caption of "Management-Investment Adviser" is hereby incorporated herein by this reference thereto.

Item 29. Principal Underwriters.

       (a) The Distributor currently acts as distributor for the following investment companies:

           Anchor Strategic Assets Trust
           S.E.C. file # 811-5963

           Anchor International Bond Trust
           S.E.C. file # 811-4644

           Anchor Resource and Commodity Trust
           S.E.C. file # 811-8706

       (b) See the answer to Item 21 of Part B, which is herein incorporated by this reference thereto.

Item 30. Location of Accounts and Records.

       Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder include Registrant's Secretary, David W.C. Putnam; Registrant's Investment Advisor, Anchor Investment Management Corporation; and Registrant's custodian, Investors Bank & Trust company. The address of the Secretary is 10 Langley Road, Suite 400, Newton Centre, Massachusetts 02159; the address of the investment adviser and the transfer agent and dividend paying agent is 579 Pleasant St., Ste 4, Paxton, Massachusetts 01612; and the address of the custodian is Financial Product Services, 200 Clarendon St., 16th Floor, Boston, Massachusetts 02116.

Item 31. Management Services.

       Not applicable.

Item 32. Undertakings.

(a)    Not applicable.

(b)    Not applicable.

(c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Paxton and the Commonwealth of Massachusetts on the 19th day of April, 1998.

                               ANCHOR CAPITAL ACCUMULATION TRUST


                               By: DAVID Y. WILLIAMS
                                  David Y. Williams, President

      Pursuant  to  the  Securities   Act  of  1933,   this  Amendment  to  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature               Title                 Date

DAVID W.C. PUTNAM     Chairman and Trustee    April 19, 1998
David W. C. Putnam


J. STEPHEN PUTNAM     Treasurer (Principle    April 19, 1998
J. Stephen Putnam       Financial Officer)


MAURICE A. DONAHUE    Trustee                 April 19, 1998
Maurice A. Donahue


SPENCER H. LEMENAGER  Secretary and Trustee   April 19, 1998
Spencer H. LeMenager


DAVID Y. WILLIAMS     President and Trustee   April 19, 1998
David Y. Williams


*By: PETER K. BLUME                           April 19, 1998
    Peter K. Blume
    Attorney-in-Fact

---------------------------------------------------------------------------

---------------------------------------------------------------------------
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                              FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/

      Pre-Effective Amendment No.                               / /

      Post-Effective Amendment No. 47                           /x/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
  OF 1940                                                       /x/

      Amendment No. 25                                          /x/

              ----------------------------------------

                  ANCHOR CAPITAL ACCUMULATION TRUST
              ----------------------------------------

                              EXHIBITS

                          INDEX TO EXHIBITS

    Exhibit Number    Description of Exhibit

          (1)         Restated Declaration of Trust, as amended.
                      (Previously filed as Exhibit 1 to Amendment No. 10)

          (2) By-Laws of the Registrant, as amended. (Previously filed as Exhibit 2 to Amendment No. 10)

          (3)         Not applicable.

          (4) Specimen Certificates representing Common Shares and Class A Common Shares of Beneficial Interest of the Registrant. (Previously filed as Exhibit 4 to Amendment No. 10)

          (5)         Investment Advisory Agreement between the
                      Registrant and Anchor Investment Management
                      Corporation. (Previously filed as Exhibit 5 to Amendment No. 17)

          (6) Distributor's Contract between the Registrant and Meeschaert & Co., Inc. (Previously filed as Exhibit 6 to Amendment No. 17)

          (7)         Not applicable.

          (8) Custodian Agreement between the Registrant and Investors Bank & Trust Company. (Previously filed as Exhibit 8 to Amendment No. 10)

          (9) Transfer Agency and Service Agreement between the Registrant and Anchor Investment Management
                      Corporation. (Previously filed as Exhibit 9 to Amendment No. 16)

         (10) Opinion and Consent of Counsel. (Previously filed as Exhibit 10 to Amendment No. 10)

         (11)  p.49   Consent of Independent Public Accountants.

         (12)  p.50   Trust's Annual Report to Shareholders, December 31,
                      1997.

         (13)         Not applicable.

         (14)         Not applicable.


         (15) Distribution Plan of the Registrant. (Previously filed as Exhibit 15 to Amendment No. 10)

         (16)         Not applicable.


         (17)  p.63   Power of Attorney, dated April 19, 1998 and Certified
                      Resolution.

         (27)  p.65   Financial Data Schedule.